Consent of Independent Certified Public Accountants

                                                                    May 23, 2002


     We hereby consent to the use in this Registration Statement on Form Sb-2A Amendment Number 3 of our report dated January 16, 2002, relating to the financial statements of ZowCom., and the reference to our firm under the Caption "Experts" in the Prospectus.




                                   /s/ Lesley, Thomas, Schwarz & Postma, Inc.
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                                   Lesley, Thomas, Schwarz & Postma, Inc.
                                   A Professional Accountancy Corporation
                                   Newport Beach, California